General	12 Months Ended
Dec. 31, 2019
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	Company description:

Can-Fite Biopharma Ltd. (the "Company") was incorporated and started to operate in September 1994 as a private Israeli company. Can-Fite is a clinical-stage biopharmaceutical company focused on developing orally bioavailable small molecule therapeutic products for the treatment of autoimmune-inflammatory, oncological and sexual dysfunction indications. Its platform technology utilizes the Gi protein associated A3AR as a therapeutic target. A3AR is highly expressed in inflammatory and cancer cells, and not significantly expressed in normal cells, suggesting that the receptor could be a unique target for pharmacological intervention. The Company's pipeline of drug candidates are synthetic, highly specific agonists and allosteric modulators, or ligands or molecules that initiate molecular events when binding with target proteins, targeting the A3AR.

The Company's ordinary shares have been publicly traded on the Tel-Aviv Stock Exchange since October 2005 under the symbol "CFBI" and the Company's American Depositary Shares ("ADSs") began public trading on the over the counter market in the U.S. in October 2012 and since November 2013 the Company's ADSs have been publicly traded on the NYSE American under the symbol "CANF". Each ADS represents 30 ordinary shares of the Company.

b.	The Company owned 82% of a U.S. based subsidiary, Ophthalix, Inc. which developed the CF101 drug for treatment of ophthalmic indications under license from the Company. The license to develop this drug was transferred from the Company to Ophthalix, Inc. in the context of an ophthalmic activity spinoff transaction. Ophthalix, Inc. was traded in the over the counter market in the U.S. under the symbol "OPLI".

On May 21, 2017, OphthaliX and a wholly-owned private Israeli subsidiary of OphthaliX, Bufiduck Ltd. (the "Merger Sub"), and Wize Pharma Ltd. ("Wize"), an Israeli company formerly listed on the Tel Aviv Stock Exchange currently focused on the treatment of ophthalmic disorders, including dry eye syndrome, entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of the Merger Sub with and into Wize, with Wize becoming a wholly-owned subsidiary of OphthaliX and the surviving corporation of the merger (the "Merger"). On November 16, 2017, the Merger was completed. As a result of the Merger, the Company's ownership of OphthaliX, immediately post-Merger, became approximately 8% of the outstanding shares of common stock. In addition, immediately prior to the Merger, OphthaliX sold on an "as is" basis to the Company all the ordinary shares of Eyefite in exchange for the irrevocable cancellation and waiver of all indebtedness owed by OphthaliX and Eyefite to the Company, including approximately USD 5,000 of deferred payments owed by OphthaliX and Eyefite to the Company and, as part of the purchase of Eyefite, the Company also assumed certain accrued milestone payments in the amount of USD 175 under a license agreement previously entered into with the NIH. In addition, that certain exclusive license of Piclidenoson granted to OphthaliX by the Company and a related services agreement was terminated. In connection with the Merger, OphthaliX was renamed Wize Pharma, Inc. As a result of the Merger, the Company recorded a capital gain of USD 769.

As of December 31, 2019, Eyefite had no activity.

c.	During the year ended December 31, 2019, the Company incurred net losses of USD 12,625 and it had negative cash flows from operating activities in the amount of USD 10,834.

Furthermore, the Company intends to continue to finance its operating activities by raising capital and seeking collaborations with multinational companies in the industry. There are no assurances that the Company will be successful in obtaining an adequate level of financing needed for its long-term research and development activities.

If the Company will not have sufficient liquidity resources, the Company may not be able to continue the development of all of its products or may be required to implement a cost reduction and may be required to delay part of its development programs. The Company's management and board of directors are of the opinion that its current financial resources will be sufficient to continue the development of the Company's products for at least the next twelve months.

d.

On March 27, 2020, the Company issued financial statements for the year ended December 31, 2019 and 2018 in accordance with International Financial Reporting Standards ("IFRS"), as issued by the International Accounting Standards Board. On May 27, 2020, the Company determined to change its accounting method from IFRS to United States generally accepted accounting principles in the United States ("US GAAP").

These financial statements for the year ended December 31, 2019 and 2018 are accounted for in accordance with U.S. GAAP for the first time and have been presented in U.S. GAAP from date of inception.

An explanation of the principal adjustments made in representing its IFRS financial statements, in order to comply with U.S. GAAP, is provided below.

i.	Operating lease right of use assets:

Under IFRS, the Company recognized depreciation expense of operating lease right of use assets and interest expense on lease liabilities. Under U.S. GAAP, the Company recognized a single lease cost, calculated so that the remaining cost of the lease is allocated over the remaining lease term on a straight-line basis. As a result, as of December 31, 2019, operating lease right of use assets has decreased by $1, finance expenses decreased by $3 and general and administrative expense increased by $4 for the year ended December 31, 2019.

ii.	Warrants exercisable into shares:

Under IFRS, the Company has recognized certain warrants as a liability due to a cashless exercise mechanism and certain warrants as equity. Changes in fair value of warrants which were classified as liability from the commitment date to each reporting date were recorded as financial income (expense) in the Company's statement of comprehensive loss. Under U.S. GAAP, the Company has recognized warrants as part of the shareholders' equity. As a result, as of December 31, 2019, warrants exercisable into shares were classified under shareholders' equity, finance income decreased by $3,037 in the year ended December 31, 2019, and finance income increased by $1,591 in the year ended December 31, 2017.

The following is a reconciliation between the total equity attributable to the Company's shareholders as reported under the IFRS as of December 31, 2019 and December 31, 2018 compared to the amounts reported in accordance with U.S. GAAP:

- as of December 31, 2019, additional paid in capital increased by $1,666 and accumulated deficit increased by $101 and as a result shareholders' equity increased by $1,565; and

- as of December 31, 2018, additional paid in capital decreased by $2,937 and accumulated deficit decreased by $2,937.